Oppenheimer Holdings Inc. Third Quarter 2021 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 1, 2021 (the “2020 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on October 29, 2021 (“2021 10-Q3”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2020 10-K, the 2021 10-Q3 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Munich, Germany • Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (2) Includes special dividend of $1.00 per share paid on December 30, 2020 to holders of Class A non-voting and Class B voting common stock. $26.3 million Net Income in 3Q-21 $315.3 million Revenue in 3Q-21 Oppenheimer Snapshot (as of 9/30/21) Listed NYSE Ticker: OPY Shareholders’ Equity ($M): $775.0 Market Cap ($M): $575.2 Book Value per Share: $61.43 Tangible Book Value per Share:(1) $47.95 Share Price: $45.29 3Q-21 Earnings per Share (Basic): $2.07 3Q-21 Earnings per Share (Diluted): $1.92 P/E Ratio (TTM): 3.41 Dividend Yield (TTM):(2) 3.33% Employees: 2,917 # of Financial Advisors: 1,003 Retail Branches in the US: 92 Client Assets under Administration ($B): $117.8 Assets Under Management ($B): $43.6 Business Overview

($000’s) For the 3-Months Ended REVENUE 9/30/2021 9/30/2020 % Change Commissions $ 90,889 $ 92,241 -1.5% Advisory fees 116,751 88,595 31.8% Investment banking 86,901 66,245 31.2% Bank deposit sweep income 3,909 4,619 -15.4% Interest 9,340 7,540 23.9% Principal transactions, net 4,494 7,703 -41.7% Other 3,058 9,316 -67.2% Total Revenue 315,342 276,259 14.1% EXPENSES Compensation and related expenses 206,312 189,654 8.8% Non-Compensation related expenses 71,636 64,887 10.4% Total Expenses 277,948 254,541 9.2% Pre-tax Income 37,394 21,718 72.2% Net income $ 26,250 $ 15,639 67.8% Summary Operating Results: 3Q-21 (Unaudited) Record third quarter gross revenue was driven by investment banking revenue and asset management advisory fees Record revenue in Capital Markets segment for the third quarter was driven by strong M&A advisory and placement fees in investment banking Compensation expense as a percentage of revenue was lower at 65.4% during the current quarter vs. 68.7% last year The effective tax rate for the current quarter was 29.8% compared with 28.0% for the prior year period Client assets under administration at record level and assets under management near record level at September 30, 2021 Book value and tangible book value per share reached record levels at September 30, 2021 4 Earnings per share (Basic) $ 2.07 $ 1.25 65.6% Earnings per share (Diluted) $ 1.92 $ 1.19 61.3% Highlights

($000’s) For the 9-Months Ended REVENUE 9/30/2021 9/30/2020 % Change Commissions $ 300,531 $ 297,126 1.1% Advisory fees 332,399 250,740 32.6% Investment banking 316,144 138,159 128.8% Bank deposit sweep income 11,629 30,567 -62.0% Interest 26,915 24,650 9.2% Principal transactions, net 21,664 18,899 14.6% Other 19,635 15,618 25.7% Total Revenue 1,028,917 775,759 32.6% EXPENSES Compensation and related expenses 693,053 526,924 31.5% Non-Compensation related expenses 203,175 193,630 4.9% Total Expenses 896,228 720,554 24.4% Pre-tax Income 132,689 55,205 140.4% Net income $ 96,067 $ 41,106 133.7% Summary Operating Results: YTD 9/30/21 (Unaudited) Record revenue, net income, and earnings per share for the first nine months of the year Advisory fee revenue increased due to higher assets under management during the nine month period compared with the prior year Investment banking revenue increased 128.8% during the nine month period driven by higher M&A advisory and equity underwriting revenue Bank deposit sweep income decreased $18.9 million or 62.0% from a year ago due to lower short-term interest rates partially offset by higher average cash sweep balances Compensation expense as a percentage of revenue held steady at 67.4% during the current nine month period vs. 67.9% last year The effective tax rate for the current nine month period was 27.6% compared with 25.5% for the prior year period 5 Earnings per share (Basic) $ 7.59 $ 3.24 134.3% Earnings per share (Diluted) $ 7.10 $ 3.12 127.6% Highlights

Select Financial Measures Net Income ($M) Return on Equity (%) Earnings per Share ($) Shareholders’ Equity ($M) 6 22.8 28.9 53.0 123.0 15.6 26.3 2017 2018 2019 2020 3Q-20 3Q-21 4.4% 5.4% 9.3% 19.2% 2.6% 3.4% 2017 2018 2019 2020 3Q-20 3Q-21 1.67 2.05 3.82 9.30 1.19 1.92 1.72 2.18 4.10 9.73 1.25 2.07 2017 2018 2019 2020 3Q-20 3Q-21 EPS - Diluted EPS - Basic 524 545 593 686 775 2017 2018 2019 2020 9/30/21

Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Segment Revenue Breakdown 3Q-21 vs. 3Q-20 7

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Diligence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) (1) 1,003 Financial Advisors At 9/30/21 $117.8B Assets under Administration At 9/30/21 $43.6B Assets under Management At 9/30/21 ↑ 31.8% Advisory Fees 3Q-21 vs. 3Q-20 * Wealth Management includes both Private Client and Asset Management business segments. 8 156 168 196 194 32 47 23% 24% 26% 25% 20% 25% 0% 5% 10% 15% 20% 25% 30% $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 3Q-20 3Q-21 $1.4B Net Positive Client Asset Inflows TTM 9/30/21 683 690 742 772 162 188 482 568 2017 2018 2019 2020 3Q-20 3Q-21 For the nine month period ended September 30.

Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Healthcare Technology Transportation & Logistics Finance & Real Estate Consumer & Retail Energy Capital Markets Revenue Breakdown 2Q-21 Capital Markets Revenue ($M) 14% Profit Margin 3Q-21 $17.9M Pre-Tax Income 3Q-21 Investment Banking Focus IndustriesInstitutional Equities  Sales and Trading  Equity Research − 38 senior research analysts covering 600+ companies  Corporate Access (Conferences & NDRs) Investment Banking  Mergers & Acquisitions  Equity Capital Markets  Debt Capital Markets  Restructuring & Special Situations Fixed Income  Taxable Fixed Income  Non-Taxable Fixed Income  Public Finance 9 $47.2 36.7% $17.9 13.9% $63.5 49.4% Institutional Equities Fixed Income Investment Banking 3Q-21 $128.6M 232 273 291 427 114 129 295 460 2017 2018 2019 2020 3Q-20 3Q-21 For the nine month period ended September 30.

Select 3Q-21 Investment Banking Transactions

OPPENHEIMER

$Undiscovered Triumph Redefining Modular Sale to TECNO FAST *Rental Services* *Exclusive Financial Advisor* September 2021	**$1,379,999,888** bill.com *Technology* *Follow-On* *Co-Manager* September 2021	**$425,000,000** Porch *Technology* *Convertible Senior Notes Offering* *Joint Active Bookrunner* September 2021	**$2,040,000,000** BlackRock *Financial Institutions* *Initial Public Offering* *Co-Lead Manager* September 2021
Undisclosed TRIARQ HEALTH Sale to Blue Cross Blue Shield of Michigan *Healthcare* *Exclusive Financial Advisor* August 2021	**$50,000,000** LATERAL INVESTMENT MANAGEMENT morae BlackRock *Debt Advisory & Restructuring* *Special Situations Debt Financing* *Exclusive Financial Advisor* August 2021	**$65,000,000** CareLinx Sale to sharecare *Financial Institutions* *Exclusive Financial Advisor* August 2021	**$300,000,000** HARMONY BIOSCIENCES *Healthcare* *Financial Advisor* August 2021
€54,625,000 biotalys *Healthcare* *Euronext Brussels* *Initial Public Offering* *Lead U.S. Bookrunner* July 2021	**$300,000,000** FRIGORÍFICO CONCEPCIÓN Calidad en Carnes *Debt Capital Markets* *Senior Secured Notes* *Co-Manager* July 2021	**$1,127,500,000 / $175,000,000** Rodgers Silicon Valley Acquisition Corp. Business Combination with ENOVIX *Technology* *Financial Advisor/* *Lead Placement Agent* July 2021	**$140,000,000** WAFRA CAPITAL PARTNERS A portfolio company of RELIANT Asset Management *Rental Services* *Senior Secured Credit Facility* *Financial Advisor, Sole Arranger and Placement Agent* July 2021

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Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital Book & Tangible Book Value per Share ($) 11 As of September 30, 2021 ($ in thousands) Total Assets: $2,891,400 Shareholders’ Equity: $774,954 Long-Term Debt: $125,000 Total Capitalization: $899,954 Debt to Equity Ratio: 16.1% Gross Leverage Ratio(1): 3.73x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $372,552 Regulatory Excess Net Capital: $345,590 (1) Total Assets divided by Shareholders’ Equity.  Shareholders’ equity reached a record $775.0 million as of September 30, 2021  Book value ($61.43) and tangible book value ($47.95) per share reached record levels at September 30, 2021  The Board of Directors announced a quarterly dividend of $0.15 per share effective for the third quarter of 2021 payable on November 26, 2021 to holders of Class A non- voting and Class B voting common stock of record on November 12, 2021  Level 3 assets, comprised of auction rate securities, were $31.8 million as of September 30, 2021

Historical Financial Ratios Consolidated Adjusted EBITDA ($M) Interest Coverage (x)Consolidated Adjusted EBITDA Margin (%) Long-Term Debt to Consolidated Adjusted EBITDA (x) 1.8x* 12

For more information contact Investor Relations at info@opco.com